                                                                    EXHIBIT 10.8


                              CKE RESTAURANTS, INC.

                           DEFERRED COMPENSATION PLAN

                             EFFECTIVE JULY 1, 2005
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                                Table of Contents

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                                    ARTICLE I

                           PURPOSE AND EFFECTIVE DATE

1.1   Purpose................................................................1
1.2   Effective Date.........................................................1

                                   ARTICLE II

                                   DEFINITIONS

2.1   Account................................................................1
2.2   Beneficiary............................................................1
2.3   Board of Directors.....................................................1
2.4   Change in Control......................................................1
2.5   Code...................................................................2
2.6   Committee..............................................................2
2.7   Compensation...........................................................2
2.8   Company................................................................3
2.9   Deferral Election......................................................3
2.10  Deferral Period........................................................3
2.11  Determination Date.....................................................3
2.12  Disability.............................................................3
2.13  Discretionary Contribution.............................................3
2.14  Earnings...............................................................3
2.15  Form of Payment Designation............................................3
2.16  Normal Retirement Age..................................................3
2.17  Plan...................................................................4
2.18  Participant............................................................4
2.19  Separation from Service................................................4
2.20  Termination Benefits...................................................4
2.21  Unforeseeable Emergency................................................4

                                   ARTICLE III

                      PARTICIPATION AND DEFERRAL ELECTIONS

3.1   Eligibility and Participation..........................................4
3.2   Form of Deferral.......................................................5
3.3   Limitations on Deferral Elections......................................5
3.4   Election Limited by Separation from Service............................5
3.5   Modification of Deferral Election......................................5
3.6   Modification of Form of Payment Designation............................5
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                                Table of Contents
                                   (continued)

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                                   ARTICLE IV

                          DEFERRED COMPENSATION ACCOUNT

4.1   Account................................................................6
4.2   Timing of Credits; Withholding.........................................6
4.3   Discretionary Contributions............................................6
4.4   Determination of Accounts..............................................6
4.5   Vesting of Accounts....................................................6
4.6   Statement of Accounts..................................................7

                                    ARTICLE V

                                  PLAN BENEFITS

5.1   Distribution Events....................................................7
5.2   Distributions Prior to a Separation from Service.......................7
5.3   Termination Benefits Before the Attainment of Normal Retirement Age....8
5.4   Termination Benefits On or After the Attainment of Normal Retirement
      Age..................................................................  8
5.5   Death Benefit..........................................................8
5.6   Form and Commencement of Distribution..................................8
5.7   Withholding; Payroll Taxes.............................................9
5.8   Valuation Date.........................................................9
5.9   Payment to Guardian...................................................10

                                   ARTICLE VI

                             BENEFICIARY DESIGNATION

6.1   Beneficiary Designation...............................................10
6.2   Changing Beneficiary..................................................10
6.3   Change in Marital Status..............................................10
6.4   No Beneficiary Designation............................................11
6.5   Effect of Payment.....................................................11

                                   ARTICLE VII

                                 ADMINISTRATION

7.1   Committee; Duties.....................................................11
7.2   Agents................................................................11
7.3   Binding Effect of Decisions...........................................11
7.4   Indemnity of Committee................................................11
7.5   Election of Committee After Change in Control.........................11
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                                Table of Contents
                                   (continued)

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                                  ARTICLE VIII

                                CLAIMS PROCEDURE

8.1   Claim.................................................................12
8.2   Denial of Claim.......................................................12
8.3   Review of Claim.......................................................12
8.4   Final Decision........................................................12

                                   ARTICLE IX

                        AMENDMENT AND TERMINATION OF PLAN

9.1   Amendment.............................................................12
9.2   Company's Right to Terminate..........................................13

                                    ARTICLE X

                                  MISCELLANEOUS

10.1  Unfunded Plan.........................................................13
10.2  Company Obligation....................................................13
10.3  Unsecured General Creditor............................................14
10.4  Trust Fund............................................................14
10.5  Nonassignability......................................................14
10.6  Not a Contract of Employment..........................................14
10.7  Protective Provisions.................................................14
10.8  Governing Law.........................................................14
10.9  Validity..............................................................14
10.10 Notice................................................................14
10.11 Successors............................................................15
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                                      iii

                                                                    EXHIBIT 10.8

                              CKE RESTAURANTS, INC.

                           DEFERRED COMPENSATION PLAN

                                   ARTICLE I

                           PURPOSE AND EFFECTIVE DATE

     1.1 Purpose. The purpose of the CKE Restaurants, Inc. Deferred Compensation Plan is to provide current tax planning to a select group of management and highly compensated employees of the Company and to non-employee directors. It is intended that the Plan will aid in attracting and retaining key employees and directors of exceptional ability by providing them with these opportunities.

     1.2 Effective Date. The Plan shall be effective as of July 1, 2005.

                                   ARTICLE II

                                   DEFINITIONS

     For the purposes of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

     2.1 Account. "Account" means the vehicle used by Company to measure and determine the amounts to be paid to a Participant under the Plan.

     2.2 Beneficiary. "Beneficiary" means the person, persons or entity as designated by the Participant, entitled under Article VI to receive any Plan benefits payable after the Participant's death.

     2.3 Board of Directors. "Board of Directors" means the Board of Directors of the Company.

     2.4 Change in Control. "Change in Control" of the Company means, and shall be deemed to have occurred upon, the first to occur of any of the following events:

          (a) Any "Person" (other than those Persons in control of the Company as of the Effective Date, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the "Beneficial Owner," directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or

          (b) During any period of two (2) consecutive years after an employee becomes a Plan Participant, individuals who at the beginning of such period constitute the Board of Directors (and any new Director, whose election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority thereof; or

          (c) The stockholders of the Company approve:

               (i) a plan of complete liquidation of the Company; or

               (ii) an agreement for the sale or disposition of all or substantially all of the Company's assets; or

               (iii) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

     However, in no event shall a "Change in Control" be deemed to have occurred, with respect to the Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group except for:

               (i) passive ownership of less than two percent (2%) of the stock of the purchasing company; or

               (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the non-employee continuing Directors.

     For purposes of this Section, the terms "Person" and "Beneficial Owner" shall have the meanings given those terms in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, and Rule 13d-3 under that Act.

     2.5 Code. "Code" means the Internal Revenue Code of 1986, as amended.

     2.6 Committee. "Committee" means the committee appointed by the Board of Directors to administer the Plan pursuant to Article VII. The initial committee so designated by the Board of Directors shall be its standing Compensation Committee.

     2.7 Compensation. "Compensation" shall mean only:

          (a) the base salary payable to and any quarterly or annual bonus earned by an employee of the Company and considered to be "wages" for purposes of federal income tax withholding, and

          (b) the annual stipend and periodic meeting fees payable to a non-employee member of the Company's Board of Directors for the performance of directorial services.

Compensation does not include any other form of remuneration paid by the Corporation, including, without limitation, the amount paid in the form of an auto allowance, reimbursement for employee business expense, or any fringe benefits. Compensation shall be determined before reduction for any amounts deferred by the Participant either pursuant to the Company's tax-qualified plans, which may be established and maintained under Section 401(k) or Section 125 of the Code, or under this Plan.

     2.8 Company. "Company" means CKE Restaurants, Inc., a Delaware corporation, and directly or indirectly affiliated subsidiary corporations, any other affiliate designated by the Board of Directors, or any successor to the business thereof.

     2.9 Deferral Election. "Deferral Election" means a written election made by a Participant to defer a percentage of Compensation pursuant to Article III. The Deferral Election shall apply to each payment of salary, bonus and Board of Director's fees payable to a Participant. In no event shall the Deferral Election exceed eighty percent (80%) of the Participant's base salary and one hundred percent (100%) of the Participant's bonus less applicable taxes. A Deferral Election shall remain in effect until amended or revoked as provided under Section 3.2.

     2.10 Deferral Period. "Deferral Period" means each calendar year. Notwithstanding the foregoing, the initial Deferral Period shall be the period commending July 1, 2005 and ending December 31, 2005.

     2.11 Determination Date. "Determination Date" means the last day of each calendar quarter.

     2.12 Disability. "Disability" means a condition due to which the Participant is

          (a) Unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

          (b) by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last of a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant's employer.

     2.13 Discretionary Contribution. "Discretionary Contribution" means the Company contribution credited to a Participant's Account under Section 4.4.

     2.14 Earnings. "Earnings" means the hypothetical rate of growth credited to an Account on each Determination Date in a calendar year, which shall be equal the rate of growth that would have resulted from the investment of the Participant's Account from among a range of investment options as determined by the Committee, in its sole discretion, from time to time.

     2.15 Form of Payment Designation. "Form of Payment Designation" means the form prescribed by the Committee and completed by the Participant, indicating the chosen form of payment for benefits payable under this Plan, as elected by the Participant.

     2.16 Normal Retirement Age. "Normal Retirement Age" means the earliest of the following dates: (1) the later of the attainment of age sixty-five (65) and one (1) years of continuous service with the Corporation, or (2) the later of the attainment of age fifty-five (55) and five (5) years of continuous service with the Corporation.

     2.17 Plan. "Plan" means this CKE Restaurants, Inc. Deferred Compensation Plan, as amended from time to time

     2.18 Participant. "Participant" means any employee or non-employee director who is eligible, pursuant to Section 3.1, to participate in this Plan, and who has elected to defer Compensation under this Plan.

     2.19 Separation from Service. "Separation from Service" means either the Participant's termination of employment by the Company, in the case of an employee, due to voluntary quit or discharge or due to the Participant's retirement or the Participant's termination as a member of the Company's Board of Directors for any reason.

     2.20 Termination Benefits. "Termination Benefits" means those benefits that are payable upon a Participant's Separation from Service as set forth in Section
5.3 below.

     2.21 Unforeseeable Emergency. "Unforeseeable Emergency" means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse or a dependent (as defined in Section 152(a) of the Code) or the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

                                  ARTICLE III

                      PARTICIPATION AND DEFERRAL ELECTIONS

     3.1 Eligibility and Participation.

          (a) Eligibility. Eligibility to participate in the Plan shall be limited to

               (i) those select key employees of Company whose regular rate of base compensation is at least equal to the dollar amount specified in Section 414(q)(1)(b)(i) of the Code and the regulations published thereunder, and

               (ii) the non-employee members of the Company's Board of Directors.

          (b) Participation. An employee's or a director's participation in the Plan shall be effective upon notification to the employee or the director by the Committee of eligibility to participate, and completion and submission of a Deferral Election and a Form of Payment Designation to the Committee by the November 30 of the calendar year immediately preceding the beginning of the Deferral Period. Such Deferral Election and Form of Payment Designation shall remain in effect with respect to each succeeding Deferral Period, until such time as another Deferral Election is filed with the Committee as described in
Section 3.2(b) below.

          (c) Part-Year Participation. When an individual first becomes eligible to participate during a Deferral Period, a Deferral Election may be submitted to the Committee within thirty (30) days after the Committee notifies the individual of eligibility to participate. Such Deferral

Election will be effective only with regard to Compensation earned following submission of the Deferral Election to the Committee.

     3.2 Form of Deferral. A Participant may elect a Deferral Election as follows:

          (a) Form of Deferral Election. A Deferral Election shall be with respect to each payment of salary and bonus payable by Company to a Participant during the Deferral Period.

          (b) Period of Election. Once a Participant has made a Deferral Election, that election shall remain in effect for that Deferral Period and shall remain in effect for all future Deferral Periods unless revoked or amended in writing by the Participant and delivered to the Committee no later than November 30 of the year preceding a subsequent Deferral Period.

     3.3 Limitations on Deferral Elections. The following limitations shall apply to a Deferral Election:

          (a) Maximum. The maximum percentage of Compensation deferred shall be eighty percent (80%) of each payment of base salary and one hundred percent (100%) of bonus payable less applicable taxes and Board of Directors fees.

          (b) Minimum. The minimum deferral amount for Plan Years beginning after December 31, 2005 shall be twenty-five hundred dollars ($2,500.00). The minimum deferral amount for the first short Plan Year (July 1, 2005 to December 31, 2005) shall be twelve-hundred and fifty dollars ($1,250.00).

          (c) The amount to be deferred shall be stated either as a sum of money in United States currency or as a full percentage of each payment of base salary or bonus amount and as a full percentage of each payment of Board of Directors fees.

          (d) Changes in Minimum or Maximum. The Committee may change the minimum or maximum deferral amounts from time to time by giving written notice to all Participants. No such change may affect a Deferral Election entered into prior to the Committee's action.

     3.4 Election Limited by Separation from Service. If a Participant has a Separation from Service with Company prior to the end of the Deferral Period, the Deferral Period shall end as of the date of such separation.

     3.5 Modification of Deferral Election. A Deferral Election shall be irrevocable by the Participant during a Deferral Period.

     3.6 Modification of Form of Payment Designation. The following limitations shall apply to the modification of a Form of Payment Designation.

          (a) A Form of Payment Designation with respect to the distribution of benefits other than Termination Benefits may be modified by submitting a Form of Payment Designation Change Form to the Administrator at least twelve (12) months prior to the Participant's scheduled date of distribution. However, in no event shall such modification allow for the acceleration of the payment or payments that would be payable under the Form of Payment Designation then in effect. Any such modification may only extend the Deferral Period and must result in an extension of the

Deferral Period for at least five (5) years from the date on which payment would have commenced under the Form of Payment Designation then in effect.

          (b) A Form of Payment Designation with respect to the distribution of Termination Benefits is irrevocable and may not be modified.

                                   ARTICLE IV

                          DEFERRED COMPENSATION ACCOUNT

     4.1 Account. The amounts deferred by a Participant under the Plan, any Company contributions and Earnings shall be credited to the Participant's Account. Separate subaccounts may be maintained to reflect different forms of distribution. The Account shall be a bookkeeping device utilized for the sole purpose of determining the benefits payable under the Plan and shall not constitute a separate fund of assets.

     4.2 Timing of Credits; Withholding. A Participant's deferred Compensation shall be credited to the Account as of the date that is five (5) business days following the date it would have been payable to the Participant. Any withholding of taxes or other amounts with respect to deferred Compensation that is required by local, state or federal law shall be withheld from the Participant's corresponding nondeferred Compensation to the maximum extent possible, and any remaining amount shall reduce the amount credited to the Participant's Account.

     4.3 Discretionary Contributions. Company may make Discretionary Contributions to a Participant's Account. Discretionary Contributions shall be credited at such times and in such amounts as recommended by the Committee and approved by the Compensation Committee of the Board, or the Board in its sole discretion shall determine.

     4.4 Determination of Accounts. Each Participant's Account as of each Determination Date shall consist of the balance of the Account as of the immediately preceding Determination Date, adjusted as follows:

          (a) New Deferrals. The Account shall be increased by any deferred Compensation credited since such Determination Date.

          (b) Company Contributions. The Account shall be increased by any Discretionary Contributions credited since such Determination Date.

          (c) Distributions. The Account shall be reduced by any benefits distributed to the Participant since such Determination Date.

          (d) Earnings. The Account shall be increased by the Earnings on the average daily balance in the Account since such Determination Date.

     4.5 Vesting of Accounts. Each Participant shall be vested in the amounts credited to such Participant's Account and Earnings thereon as follows:

          (a) Amounts Deferred. A Participant shall be one hundred percent (100%) vested at all times in the amount of Compensation elected to be deferred under this Plan and Earnings thereon.

          (b) Discretionary Contributions. A Participant's Discretionary Contributions and Earnings thereon shall become vested as determined by the Compensation Committee of the Board, or the Board.

     4.6 Statement of Accounts. The Committee shall give to each Participant a statement showing the balances in the Participant's Account on a quarterly basis and at such times as may be determined by the Committee.

                                   ARTICLE V

                                  PLAN BENEFITS

     5.1 Distribution Events. Amounts deferred under the Plan may not be distributed to the Participant or the Participant's beneficiary, in the event of the Participant's death, earlier than:

     (a) the Participant's Separation from Service,

     (b) the Participant's Separation from Service on or after the attainment of Normal Retirement Age,

     (c) the date the Participant incurs a Disability,

     (d) the Participant's death,

     (e) the occurrence of a Change in Control,

     (f) the occurrence of an Unforeseeable Emergency, or

     (g) pursuant to a fixed date or dates specified in a Deferral Election set forth in Section 5.2 below.

     5.2 Distributions Prior to a Separation from Service. A Participant's Account may be distributed to the Participant before a Separation from Service occurs as follows:

          (a) Elective Distributions. A Participant may elect to receive a distribution of all or any portion of the Participant's Account as of a date or dates specified in a Deferral Election and the related Form of Payment Designation.

          (b) Unforeseeable Emergency or Disability Withdrawals. Upon a written request by the Participant and a finding that the Participant has suffered an Unforeseeable Emergency or Disability, which the Committee shall determine in its sole discretion, the Committee may make distributions from the Participant's Account. The amount of such distribution shall be limited to the amount reasonably necessary to meet the Participant's needs resulting from the Unforeseeable Emergency or Disability, and will not exceed the Participant's Account balance. If payment is made due to Unforeseeable Emergency, the Participant's deferrals under this Plan shall cease for a twelve (12)-month period. Any resumption of the Participant's deferrals under the Plan after such twelve (12)-month period shall be made only at the election of the Participant in accordance with Article III herein.

          (c) Small Account. Notwithstanding the form of payment set forth in the Participant's Form of Payment Designation, if the value of the Participant's Account is less than ten thousand dollars ($10,000) on the Valuation Date as defined in Section 5.8(b), the benefit shall be paid in a lump sum.

     5.3 Termination Benefits Before the Attainment of Normal Retirement Age.

          (a) Form of Payment. If a Participant has a Separation from Service with Company before the attainment of the Normal Retirement Age for any reason other than death, Company shall distribute the Participant's Account in the manner specified in the related Form of Payment Designation. The number of annual installment payments may not exceed five (5).

          (b) Small Account. Notwithstanding the form of payment set forth in the Participant's Form of Payment Designation, if the value of the Participant's Account is less than ten thousand dollars ($10,000) on the Valuation Date as defined in Section 5.8(a), the benefit shall be paid in a lump sum.

     5.4 Termination Benefits On or After the Attainment of Normal Retirement
Age.

          (a) Form of Payment. If a Participant has a Separation from Service with Company, on or after the attainment of the Normal Retirement Age, for any reason other than death, Company shall distribute the Participant's Account in the manner specified in the related Form of Payment Designation. The number of annual installment payments may not exceed fifteen (15).

          (b) Small Account. Notwithstanding the form of payment set forth in the Participant's Form of Payment Designation, if the value of the Participant's Account is less than fifty thousand dollars ($50,000) on the Valuation Date as defined in Section 5.8(a), the benefit shall be paid in a lump sum.

     5.5 Death Benefit. Upon the death of a Participant, Company shall pay to the Participant's Beneficiary the value of the Participant's Account in a lump sum.

     5.6 Form and Commencement of Distribution.

          (a) Distributions payable under Sections 5.2 above shall be paid in the form specified by the Participant in the applicable Form of Payment Designation unless the benefit is based on a Small Account as defined in paragraph (c) therein.

          (b) Optional forms of benefit payment payable under Section 5.2 are:

               (i) a lump sum amount which is equal to the value of the Participant's Account, and

               (ii) equal annual installments of the Participant's Account balance amortized over a period not to exceed five (5) years.

          (c) Distributions payable under Section 5.3 above shall be paid in the form specified by the Participant in the applicable Form of Payment Designation unless the benefit is based on a Small Account as defined in paragraph (b) therein.

          (d) Optional forms of benefit payment payable under Section 5.3 are:

               (i) a lump sum amount which is equal to the value of the Participant's Account, and

               (ii) equal annual installments of the Participant's Account balance amortized over a period not to exceed five (5) years.

          (e) Distributions payable under Section 5.4 above shall be paid in the form specified by the Participant in the applicable Form of Payment Designation unless the benefit is based on a Small Account as defined in paragraph (b) therein.

          (f) Optional forms of benefit payment payable under Section 5.4 are:

               (i) a lump sum amount which is equal to the value of the Participant's Account, and

               (ii) equal annual installments of the Participant's Account balance amortized over a period not to exceed fifteen (15) years.

     5.7 Withholding; Payroll Taxes. Company shall withhold from payments hereunder any taxes required to be withheld from such payments under local, state or federal law. A Beneficiary, however, may elect not to have withholding of federal income tax pursuant to Section 3405(a)(2) of the Code, or any successor provision thereto.

     5.8 Valuation Date. The following limitations shall apply to the valuation of benefits under the Plan.

          (a) Termination Benefits.

               (i) The Valuation Date for Termination Benefits shall be the last day of the calendar quarter in which the employee's Separation from Service occurs. The amount of a lump sum payment and the initial amount of installments shall be based on the value of the Participant's Account on the Valuation Date. With regard to installment payments, each September 30 during the payment period shall constitute a new Valuation Date.

               (ii) All amounts payable in installments shall be made as soon as administratively practicable as of the first day of each period for which an installment is due. Notwithstanding the foregoing, with respect to Termination Benefits that are payable to Participants who are "Key Employees," as defined in
Section 416(i) of the Code, the Valuation Date shall be the last day of the calendar month in which the six-month anniversary of the Participant's Separation from Service occurs and the Settlement Date shall the earliest date on which distribution is administratively practicable following such Valuation Date.

          (b) Benefits other than Termination Benefits. The Valuation Date for benefits other than Termination Benefits shall be the last day of the calendar year preceding the date of distribution selected by the employee in the applicable Deferral Election. With regard to installment payments, each September 30 during the payment period shall constitute a new Valuation Date.

     5.9 Payment to Guardian. If a benefit under the Plan is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of property, the Committee may direct payment to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution. Such distribution shall completely discharge the Committee and Company from all liability with respect to such benefit.

                                   ARTICLE VI

                             BENEFICIARY DESIGNATION

     6.1 Beneficiary Designation. Each Participant shall have the right, at any time, to designate one (1) or more persons or entity as Beneficiary (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of Participant's death prior to complete distribution of the Participant's Account. Each Beneficiary designation shall be in a written form prescribed by the Committee and shall be effective only when filed with the Committee during the Participant's lifetime. Designation by a married Participant to the Participant's spouse of less than a fifty percent (50%) interest in the benefit due shall not be effective unless the spouse executes a written consent that acknowledges the effect of the designation, or it is established that the consent cannot be obtained because the spouse cannot be located.

     6.2 Changing Beneficiary. Any Beneficiary designation may be changed by an unmarried Participant without the consent of the previously named Beneficiary by the filing of a new Beneficiary designation with the Committee. A married Participant's Beneficiary designation may be changed by a Participant with the consent of the Participant's spouse as provided for in Section 6.1 above, by the filing of a new Beneficiary designation with the Committee. The filing of a new designation shall cancel all designations previously filed.

     6.3 Change in Marital Status. If the Participant's marital status changes after the Participant has designated a Beneficiary, the following shall apply:

          (a) If the Participant is married at death but was unmarried when the designation was made, the designation shall be void unless the spouse has consented to it in the manner prescribed in Section 6.1 above.

          (b) If the Participant is unmarried at death but was married when the designation was made:

               (i) The designation shall be void if the spouse was named as Beneficiary.

               (ii) The designation shall remain valid if a non-spouse Beneficiary was named.

          (c) If the Participant was married when the designation was made and is married to a different spouse at death, the designation shall be void unless the new spouse has consented to it in the manner prescribed in Section 6.1 above.

     6.4 No Beneficiary Designation. If any Participant fails to designate a Beneficiary in the manner provided above, if the designation is void, or if the Beneficiary designated by a deceased Participant dies before the Participant or before complete distribution of the Participant's benefits, the Participant's Beneficiary shall be the person in the first of the following classes in which there is a survivor:

          (a) the Participant's surviving spouse;

          (b) the Participant's children in equal shares, except that if any of the children predeceases the Participant but leaves issue surviving, then such issue shall take by right of representation the share the deceased child would have taken if living; or

          (c) the Participant's estate.

     6.5 Effect of Payment. Payment to the Beneficiary shall completely discharge the Company's obligations under this Plan.

                                  ARTICLE VII

                                 ADMINISTRATION

     7.1 Committee; Duties. This Plan shall be administered by the Committee, except after a Change in Control as provided in Section 7.5 below. The Committee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions, including interpretations of the Plan, as may arise in such administration. A majority vote of the Committee members shall control any decision. Members of the Committee may be Participants under this Plan.

     7.2 Agents. The Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

     7.3 Binding Effect of Decisions. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan.

     7.4 Indemnity of Committee. The Company shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan on account of such member's service on the Committee, except in the case of gross negligence or willful misconduct.

     7.5 Election of Committee After Change in Control. After a Change in Control, vacancies on the Committee shall be filled by majority vote of the remaining Committee members and Committee members may be removed only by such a vote. If no Committee members remain, a new Committee shall be elected by majority vote of the Participants in the Plan immediately preceding such Change in Control. No amendment shall be made to Article VII or other Plan provisions regarding Committee authority with respect to the Plan without prior approval by the Committee.

                                  ARTICLE VIII

                                CLAIMS PROCEDURE

     8.1 Claim. Any person or entity claiming a benefit, requesting an interpretation or ruling under the Plan (hereinafter referred to as "Claimant"), or requesting information under the Plan shall present the request in writing to the Committee, which shall respond in writing as soon as practicable.

     8.2 Denial of Claim. If the claim or request is denied, the written notice of denial shall state:

          (a) the reasons for denial, with specific reference to the Plan provisions on which the denial is based;

          (b) a description of any additional material or information required and an explanation of why it is necessary; and

          (c) an explanation of the Plan's claim review procedure.

     8.3 Review of Claim. Any Claimant whose claim or request is denied or who has not received a response within sixty (60) days may request a review by notice given in writing to the Committee. Such request must be made within sixty
(60) days after receipt by the Claimant of the written notice of denial, or in the event Claimant has not received a response sixty (60) days after receipt by the Committee of Claimant's claim or request. The claim or request shall be reviewed by the Committee which may, but shall not be required to, grant the Claimant a hearing. On review, the Claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

     8.4 Final Decision. The decision on review shall normally be made within sixty (60) days after the Committee's receipt of Claimant's claim or request. If an extension of time is required for a hearing or other special circumstances, the Claimant shall be notified and the time limit shall be one hundred twenty
(120) days. The decision shall be in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

                                   ARTICLE IX

                        AMENDMENT AND TERMINATION OF PLAN

     9.1 Amendment. The Board of Directors may at any time amend the Plan by written instrument, notice of which is given to all Participants and to Beneficiaries receiving installment payments, subject to the following:

          (a) Preservation of Account. No amendment shall reduce the amount accrued in any Account to the date such notice of the amendment is given.

          (b) Changes in Earnings Rate. No amendment shall reduce, either prospectively or retroactively, the rate of Earnings to be credited to the amount already accrued in Participant's

Account and any amounts credited to the Account under Deferral Elections already in effect on that date.

     9.2 Company's Right to Terminate. The Board of Directors may at any time partially or completely terminate the Plan if, in its judgment, the tax, accounting or other effects of the continuance of the Plan, or potential payments thereunder would not be in the best interests of Company.

          (a) Partial Termination. The Board of Directors may partially terminate the Plan by instructing the Committee not to accept any additional Deferral Elections. If such a partial termination occurs, the Plan shall continue to operate and be effective with regard to Deferral Elections entered into prior to the effective date of such partial termination.

          (b) Complete Termination. The Board of Directors may completely terminate the Plan by instructing the Committee not to accept any additional Deferral Elections, and by terminating all ongoing Deferral Elections. In the event of complete termination, the Plan shall cease to operate and Company shall pay out each Account. Notwithstanding any Form of Payment Designation then effect, distributions shall be made as a lump sum or in equal monthly installments over the following period, as determined by the Committee in its sole discretion and based on the Participant's Account balance:

        ACCOUNT BALANCE                 PAYOUT PERIOD
Less than $50,000                         Lump sum
$50,000 but not more than $100,000         2 Years
$100,000 or more                           5 Years

Earnings shall continue to be credited on the unpaid balance in each Account until the Account has been completed distributed.

                                   ARTICLE X

                                  MISCELLANEOUS

     10.1 Unfunded Plan. This plan is an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore is exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. Accordingly, the Board of Directors may terminate the Plan and make no further benefit payments or remove certain employees as Participants if it is determined by the United States Department of Labor, a court of competent jurisdiction, or an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA (as currently in effect or hereafter amended) which is not so exempt.

     10.2 Company Obligation. The obligation to make benefit payments to any Participant under the Plan shall be an obligation solely of the Company with respect to the deferred Compensation receivable from, and contributions by, that Company and shall not be an obligation of another Company.

     10.3 Unsecured General Creditor. Except as provided in Section 10.4, Participants and Beneficiaries shall be unsecured general creditors, with no secured or preferential right to any assets of Company or any other party for payment of benefits under this Plan. Any property held by Company for the purpose of generating the cash flow for benefit payments shall remain its general, unpledged and unrestricted assets. Company's obligation under the Plan shall be an unfunded and unsecured promise to pay money in the future.

     10.4 Trust Fund. Company shall be responsible for the payment of all benefits provided under the Plan. At its discretion, Company may establish one
(1) or more trusts, with such trustees as the Board of Directors may approve, for the purpose of providing for the payment of such benefits. Although such a trust shall be irrevocable, its assets shall be held for payment of all Company's general creditors in the event of insolvency. To the extent any benefits provided under the Plan are paid from any such trust, Company shall have no further obligation to pay them. If not paid from the trust, such benefits shall remain the obligation of Company.

     10.5 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

     10.6 Not a Contract of Employment. This Plan shall not constitute a contract of employment between Company and the Participant. Nothing in this Plan shall give a Participant the right to be retained in the service of Company or to interfere with the right of Company to discipline or discharge a Participant at any time.

     10.7 Protective Provisions. A Participant will cooperate with Company by furnishing any and all information requested by Company, in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as Company may deem necessary and taking such other action as may be requested by Company.

     10.8 Governing Law. The provisions of this Plan shall be construed and interpreted according to the laws of the State of California, except as preempted by federal law.

     10.9 Validity. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

     10.10 Notice. Any notice required or permitted under the Plan shall be sufficient if in writing and hand delivered or sent by registered or certified mail. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Mailed notice to the Committee shall be directed to the Company's address. Mailed notice to a Participant or Beneficiary shall be directed to the individual's last known address in Company's records.

     10.11 Successors. The provisions of this Plan shall bind and inure to the benefit of Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of Company, and successors of any such corporation or other business entity.

                                     CKE RESTAURANTS, INC.

Dated: __________________            By:_______________________________________